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                                                                    EXHIBIT 10.6

                                AMENDMENT NO. 1

                                       TO

                   EMPLOYMENT AND NON-INTEREFERENCE AGREEMENT

                 This Amendment No. 1 (the "Amendment") to the Employment and Non-Interference Agreement dated as of April 1, 1997 (the "Employment Agreement"), by and between SPACEHAB, Incorporated (the "Company") and Shelley
A. Harrison ("Executive") is entered into as of this 15th day of January 1998.

                 WHEREAS, the Company and the Executive entered into the Employment Agreement as of April 1, 1997; and

                 WHEREAS, the Company and the Executive have decided to amend the Employment Agreement in certain material respects; and

                 WHEREAS, said changes have been approved by the Company's Compensation Committee.

                 NOW THEREFORE, in consideration of the mutual premises and covenants contained herein, and intending to be legally bound hereby, the parties hereto agree to amend the Employment Agreement as follows:

                 1.  Term of Employment

                 Section 3(a) of the Employment Agreement is hereby amended to strike the date "March 31, 2000" and to insert in lieu thereof "March 31, 2002."





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                 2.  Termination

                 Section 3(d) of the Employment Agreement is hereby amended to strike the words "eighteenth month" in the final line of separately numbered paragraph (i) under the definition of "Material Breach" and to insert in lieu thereof the words "thirtieth month."

                 3.  Compensation

                 The first sentence of Section 4(a) of the Employment Agreement is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:

                          "(a)    As base compensation for his services
                 hereunder, in bi-monthly installments, a base salary at a rate in the first year of this Agreement of $275,000 per annum, in the second year of the Agreement of $300,000 per annum, in the third year of the Agreement of $325,000, in the fourth year of the Agreement of $350,000 and in the fifth year of the Agreement of $375,000."

                 In all other respects, the Employment Agreement shall remain in full force and effect.

                 COMPANY:

                           SPACEHAB, Incorporated


                           By: /s/ DAVID A. ROSSI
                              --------------------------
                              David A. Rossi
                              President


                 EMPLOYEE:
                            /s/ SHELLEY A. HARRISON
                           -----------------------------
                           Shelley A. Harrison





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